PRUDENTIAL INVESTMENTS » MUTUAL FUNDS
Target Total Return Bond Portfolio

T: TATBX	R: TTBRX
SUMMARY PROSPECTUS • September 25, 2014, As Supplemented September 29, 2014
Before you invest, you may want to review the Portfolio's Prospectus, which contains more information about the Portfolio and its risks. You can ﬁnd the Portfolio's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Portfolio online at www.prudentialfunds.com/docs. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: prospectus@prudentialfundsemail.com. The Portfolio's Prospectus and SAI, both dated September 25, 2014, As Supplemented September 29, 2014, as supplemented and amended from time to time, and the Portfolio's most recent shareholder report, dated July 31, 2014, are all incorporated by reference into (legally made a part of) this Summary Prospectus.

INVESTMENT OBJECTIVE
The investment objective of the Target Total Return Bond Portfolio is total return consisting of income and capital appreciation.
PORTFOLIO FEES AND EXPENSES
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)(as a percentage of the lower of original purchase price or net asset value at redemption)	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None
Redemption fee	None
Exchange fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class T	Class R
Management Fees	.45	.45
+Distribution and service (12b-1) fees	None	.75
+Other expenses	.21	.21
=Total Annual Portfolio Operating Expenses	.66	1.41
– Distribution Fee waiver or expense reimbursement	None	(.25)
= Total Annual Portfolio Operating Expenses after fee waiver and/or expense reimbursement	.66	1.16
Example. The following hypothetical example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class T	$67	$211	$368	$822	$67	$211	$368	$822
Class R	$118	$422	$747	$1,669	$118	$422	$747	$1,669
° The distributor of the Portfolio has contractually agreed through November 30, 2015 to reduce its distribution and service (12b-1) fees for the Portfolio's Class R shares to .50% of the average daily net assets of the Class R shares of the Portfolio. This waiver may not be terminated by the distributor prior to November 30, 2015 without the approval of the Portfolio's Board of Trustees.
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal period, the Portfolio's portfolio turnover rate was 637% of the average value of its portfolio.
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TMF158A6

INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio seeks investments that will pay income as well as increase in value. To achieve this objective, we normally invest at least 80% of investable assets in “investment grade” debt obligations issued or guaranteed by the U.S. Government and its agencies, or issued by U.S. companies, foreign companies and foreign governments and their agencies and unrated debt obligations that the subadviser believes are comparable in quality, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Investment grade” debt obligations are rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or the equivalent by another major rating service. Debt obligations in which the Portfolio may invest include structured notes.
The Portfolio can invest up to 30% of its total assets in foreign currency-denominated debt obligations. The Portfolio's foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) will normally be limited to 20% of the Portfolio's total assets.
The Portfolio invests in mortgage-related securities issued or guaranteed by U.S. Government entities, including securities issued by the Federal National Mortgage Association (FNMA or “Fannie Mae”) or the Federal Home Loan Mortgage Corporation (FHLMC or “Freddie Mac”) or guaranteed by the Government National Mortgage Association (GNMA or “Ginnie Mae”). Both Fannie Mae and Freddie Mac were placed into conservatorship in 2008, and presently remain in conservatorship.
A mortgage-related security is a type of asset-backed security that is secured by a mortgage or collection of mortgages. However, the Portfolio may invest up to 25% of the Portfolio's total assets in privately issued mortgage-related securities (those not issued or guaranteed by the U.S. Government). The mortgage-related securities in which the Portfolio may invest may include collateralized mortgage obligations, stripped mortgage-backed securities and multi-class pass through securities. The Portfolio may also use derivatives, such as futures, swaps and options, for hedging purposes or to seek to improve its return. The Portfolio may engage in short sales.
The Portfolio may also invest in asset-backed securities including collateralized loan obligations (CLOs), collateralized debt obligations (CDOs), collateralized bank obligations (CBOs), automobile loans and credit card receivables. In addition, we may invest up to 20% of total assets in convertible bonds, convertible preferred stock and non-convertible preferred stock. The Portfolio may invest up to 20% of its total assets in high yield debt obligations (“junk bonds”) that are rated at least B by S&P, Moody's or another major rating service, and unrated debt obligations that the subadviser believes are comparable in quality (except that within such limitation, the Portfolio may invest in mortgage-related securities rated below B). The Portfolio may continue to hold an obligation if it is later downgraded or no longer rated. The Portfolio may actively and frequently trade its portfolio securities.
The Portfolio will maintain an average duration that normally ranges between two years below and two years above the average duration of the Portfolio's benchmark index, the Barclays U.S. Aggregate Bond Index, as calculated by the subadviser. As of July 31, 2014, the average duration of the Portfolio’s benchmark index was 5.28 years. Duration measures investment risk that takes into account both a bond's interest payments and its value at maturity. It is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates.
Principal Risks of Investing in the Portfolio. All investments have risks to some degree. Loss of money is a risk of investing in the Portfolio. Please remember that an investment in the Portfolio is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Market Events. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Market Risk. Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Regardless of how well an individual investment performs, if financial markets go down, you could lose money.

Risk of Increase in Expenses. Your actual cost of investing in the Portfolio may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Portfolio securities can increase expenses.
Credit Risk. The debt obligations in which the Portfolio invests are generally subject to the risk that the issuer may be unable to repay principal and make interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Below-investment grade securities—also known as “junk bonds”—have a higher risk of default and tend to be less liquid than higher-rated securities.
In addition, some of the U.S. Government securities and mortgage-related securities in which the Portfolio may invest are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. These securities include, but are not limited to, direct obligations issued by the U.S. Treasury, and obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Government National Mortgage Association. Securities issued by other government entities that may be chartered or sponsored by Acts of Congress in which the Portfolio may invest are not backed by the full faith and credit of the United States. These securities include, but are not limited to, obligations of Freddie Mac and Fannie Mae, each of which has the right to borrow from the U.S. Treasury to meet its obligations.
Interest Rate Risk. This is the risk that the securities in which the Portfolio invests could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities generally are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument's reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Portfolio may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the subadviser. Certain types of debt obligations are also subject to prepayment and extension risk. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio's holdings may fall sharply. This is referred to as “extension risk.”
Debt Obligations Risk. Debt obligations are subject to credit risk, market risk and interest rate risk. The Portfolio’s holdings, share price, yield and total return may also fluctuate in response to bond market movements.
Prepayment Risk. The Portfolio may invest in mortgage-related securities and asset-backed securities, which are subject to prepayment risk. If these securities are prepaid, the Portfolio may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. Unlike mortgage-related securities, asset-backed securities are usually not collateralized. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.
Derivatives Risk. The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The use of derivatives involves costs and can be more volatile than other investment strategies, resulting in greater volatility for the Portfolio, particularly during periods of market decline. Investments in derivatives may not have the intended effects and may result in losses for the Portfolio that may not have otherwise occured or missed opportunities for the Portfolio. Certain types of derivatives involve leverage, which could magnify losses. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, reference rate or index. Investing in derivatives could cause the Portfolio to lose more than the principal amount invested. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet known and may not be known for some time. Derivatives are also subject to liquidity risk, interest rate risk, credit risk, market risk and management risk.
U.S. Government and Agency Securities Risk. U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. In addition, to the extent the Portfolio invests in such securities, its potential for capital appreciation may be limited. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. The maximum potential liability of the issuers of some U.S. Government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In September 2008, Fannie Mae and Freddie Mac were placed into a conservatorship by their regulator, the Federal Housing Finance Agency (“FHFA”). It is unclear what effect this conservatorship will have on securities issued or guaranteed by these entities. Although the U.S. Government has provided support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Active Trading Risk. The Portfolio actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Portfolio's performance and have adverse tax consequences.
Foreign Securities Risk. Investing in securities of non-U.S. issuers generally involves more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the U.S. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system. In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies could also affect the value of the assets the Portfolio holds and the Portfolio's performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.
In addition, the Portfolio’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, non-U.S. securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.
Mortgages and Mortgage-Related Securities. Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to change in prepayments of the underlying mortgages.
Short Sales Risk. Short sales are subject to special risks. A short sale involves the sale by the Portfolio of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Portfolio may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, in the case of the over-the-counter contracts there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Junk Bonds Risk. High-yield, high-risk bonds have speculative characteristics, including particularly high credit risk. Junk bonds tend to be less liquid than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.
Liquidity Risk. Liquidity risk exists when particular investments made by the Portfolio are difficult to purchase or sell. The Portfolio may invest in instruments that trade in lower volumes and may make investments that are less liquid than other investments. Liquidity risk also includes the risk that the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. If the Portfolio is forced to sell these investments to pay redemption proceeds or for other reasons, the Portfolio may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Portfolio's value or prevent the Portfolio from being able to take advantage of other investment opportunities.
For more information on the risks of investing in this Portfolio, please see Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.
The Portfolio's Past Performance. The following bar chart shows the Portfolio's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual total returns for the share class compare with a broad-based securities market index and a group of similar mutual funds.
Past performance (before and after taxes) does not mean that the Portfolio will achieve similar results in the future. Updated Portfolio performance information is available online at www.prudentialfunds.com.

Best Quarter:	Worst Quarter:
7.11%	-3.84%
2nd Quarter 2009	3rd Quarter 2008

Average Annual Total Returns % (as of 12/31/2013)
	One Year	Five Years	Ten Years	Since Inception
Class T Shares
Return Before Taxes	-2.85	6.92	5.67	N/A
Return After Taxes on Distributions	-3.61	5.27	3.74	N/A
Return After Taxes on Distributions and Sale of Portfolio Shares	-1.61	4.82	3.70	N/A
Class R Shares
Return Before Taxes	-3.28	6.38	N/A	5.81 (8-22-06)
° After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses.
Index % (reflects no deductions for fees, expenses or taxes)
Barclays U.S. Aggregate Bond Index	-2.02	4.44	4.55	N/A

Lipper Average % (reflects no deductions for sales charges or taxes)
Lipper Core Bond Funds Average*	-1.87	6.04	4.11	N/A
Lipper Corporate Debt Funds BBB-Rated Average	-1.17	8.74	5.32	N/A
* The Portfolio was compared to the Lipper Core Bond Funds Performance Universe although Lipper classifies the Portfolio in the Lipper Corporate Debt Funds BBB-Rated Performance Universe. The Lipper Core Bond Funds Performance Universe is utilized because the Portfolio's manager believes that the funds included in this Universe provide a more appropriate basis for Portfolio performance comparisons.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Pacific Investment Management Company LLC	Scott A. Mather	CIO, US Core Strategies & Managing Director	September 2014
		Mark R. Kiesel	CIO, Global Credit & Managing Director	September 2014
		Mihir P. Worah	CIO, Real Return and Asset Allocation & Managing Director	September 2014
BUYING AND SELLING PORTFOLIO SHARES
Shares of the Portfolio are offered only to a limited group of investors. Investors are not required to pay an initial sales charge or contingent deferred sales charge. There is no minimum purchase amount. In order to purchase shares of the Portfolio, you must have a securities account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell Portfolio shares. Typically the shares are offered through a fee based advisory program or a group retirement plan.
Shares of the Portfolio may be sold by contacting your financial adviser or registered representative.
For more information on how to buy and sell shares of the Portfolio, see How to Buy, Sell and Exchange Shares of the Trust in the Prospectus.

TAX INFORMATION
Dividends, Capital Gains and Taxes. The Portfolio's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase Portfolio shares through a financial services firm, the Portfolio, the Portfolio’s investment manager, or their related companies may pay the financial services firm for the sale of Portfolio shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Portfolio over another investment. Ask your financial services firm or representative for more information or visit your financial services firm's website.

Notes

By Mail:	Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.prudentialfunds.com
TMF158A6